UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2009

IMAGE ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-11071	84-0685613
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20525 Nordhoff Street, Suite 200, Chatsworth, California	91311
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 407-9100

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On June 23, 2009, Image Entertainment, Inc. (the “Company”), along with its subsidiaries Egami Media, Inc. and Image Entertainment (UK), Inc., entered into a second amendment (the “Amendment”) to the Loan and Security Agreement with Wachovia Capital Finance Corporation (Western). The Amendment provides that the Company is not required to deliver an unqualified opinion of its independent registered public accounting firm with respect to its audited consolidated financial statements for the fiscal year ended March 31, 2009. As a result of the Amendment, the anticipated modification of the opinion of the Company’s independent registered public accounting firm on the Company’s consolidated financial statements for the fiscal year ended March 31, 2009 with a statement that expresses substantial doubt regarding the Company’s ability to continue as a going concern will not, in and of itself, trigger an event of default under the Loan and Security Agreement. The Amendment required that the Company pay a $50,000 amendment fee.

The Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.02. Results of Operations and Financial Condition.

On June 25, 2009, the Company issued a press release announcing its financial results for its fiscal fourth quarter and year ended March 31, 2009. A copy of the press release is furnished as Exhibit 99.1 hereto.

Following the press release, the Company will hold a telephonic conference call with simultaneous Web cast beginning at 4:30 PM Eastern time to discuss its financial results for its fiscal fourth quarter and year ended March 31, 2009. The call can be accessed by dialing (877) 704-5381 and requesting to join the conference call by stating the confirmation code 2342100. International participants please dial (913) 981-5522. A recording of the call will be available until July 2, 2009. To access the recording, dial (888) 203-1112 and enter the confirmation code of 2342100. International participants please dial (719) 457-0820 and use the same confirmation code. A Web cast of the call is also available at www.image-entertainment.com.

Unless otherwise required by law, the Company disclaims any obligation to release publicly any updates or any changes in its expectations or any change in events, conditions, or circumstances on which any forward-looking statements are based.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description
10.1	Second Amendment to Loan and Security Agreement, dated as of June 23, 2009, between Wachovia Capital Finance Corporation (Western), Image Entertainment, Inc., Egami Media, Inc. and Image Entertainment (UK), Inc.
99.1	Press Release dated June 25, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMAGE ENTERTAINMENT, INC.

Date: June 25, 2009	By:	/s/ JEFF M. FRAMER
Name Jeff M. Framer Title: President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Second Amendment to Loan and Security Agreement, dated as of June 23, 2009, between Wachovia Capital Finance Corporation (Western), Image Entertainment, Inc., Egami Media, Inc. and Image Entertainment (UK), Inc.
99.1	Press release, dated June 25, 2009.